Note 15 - Related Party Transactions	12 Months Ended
Mar. 31, 2026
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

15. Related Party Transactions

During fiscal year 2026, approximately 2% of vegetables supplied to the Company were grown by a Director of Seneca Foods Corporation. The Company’s grower purchases from the Director were $2.8 million, $2.8 million, and $3.0 million in fiscal years 2026, 2025 and 2024, respectively, pursuant to a raw vegetable grower contract. The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace.

The Company incurred expenses for charitable contributions to the Seneca Foods Foundation (the “Foundation”) in the amount of $0.5 million and $1.0 million in fiscal years 2025 and 2024, respectively. There were no charitable contributions made by the Company to the Foundation in fiscal year 2026. The Foundation is a nonprofit entity that supports charitable activities by making grants to unrelated organizations or institutions and is managed by current employees of the Company. The three current trustees of the Foundation are either current members of the Company's Board of Directors or an immediate family member of a Company Director.

The Company maintains a liability for retirement arrangements to a beneficiary that has a family relationship with one of the Company’s current Directors. As of March 31, 2026 and 2025, the liability for these benefits totaled $0.8 million and $1.0 million, respectively. Payments are made monthly over the beneficiary’s lifetime.